Republic Airways: Getting Back to Basics Cowen and Company Global Transportation & Aerospace/Defense Conference September 3, 2014

Safe harbor disclosure 2 Statements in this presentation, as well as oral statements that may be made by officers or directors of Republic Airways Holdings Inc., its advisors, affiliates or subsidiaries (collectively or separately the “Company”), that are not historical fact constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by the forward-looking statements. Such risks and uncertainties are outlined in the Company’s Annual Report on Form 10-K, most recent Quarterly Report and other documents filed with the SEC from time to time. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. Disclaimer

Big moves to de‐risk our model 5/20/2014 3 2011 – Successfully restructured Frontier  Mark-to-market aircraft lease costs  Reduced labor costs to better compete with ULCCs  Network Improvements provided for outsized RASM gains  Returned Frontier to a profitable LCC 2012 – Successfully restructured Chautauqua  Mark-to-market aircraft lease costs  Reduced maintenance costs  Provided flexibility and future protection on certain 44-50 seat aircraft  Improved Chautauqua’s annual financial results ~$45M 2013 – Successful sale of Frontier  Eliminated ~$1B of future lease and debt payments  Sale of Airbus NEO contract and related agreements  Eliminated RJET guaranteed obligations  Provided ~$75M of net cash proceeds Management has a proven track record of adapting to challenging business conditions

Reducing Risks in Our Business Model 4 Talent Risk Business Risk Financial Risk Focus our energy on making good things happen and reduce risk in our model • Invest in our employees and renew our winning employee culture through enhanced employee  engagement • Resolve our open pilot labor agreement in a fair and timely manner • Stimulate growth to facilitate timely career progression • Minimize attrition and recruit the talent necessary to future opportunities • Execute on strategies to continue to mitigate our financial exposure on 50 seat regional jets that are  no longer operating under fixed‐fee agreements • Secure extensions of existing E170/E175 aircraft under contract with our mainline partners through  the underlying assets debt or lease obligation period • Continue our focus on delivering our mission of safe, clean, reliable, and cost‐efficient air service for  our mainline partners • Maintain cost‐control over wages, benefits, maintenance and other expenses that have historically  escalated faster than our revenue escalators based on CPI  • Mitigate increasing costs related to aging aircraft   • Stable free cash flow is substantially consumed by normal scheduled principal payments on aircraft

Getting back to basics 5 Safe, clean, reliable and cost‐efficient air service for our Partners • An experienced and established management team with 100+ years of combined industry leadership • Corporate objectives aligned with long-term shareholder value • Stable financial performance – Predictable fixed-fee revenue model – Minimal risk (no exposure to fuel prices or ticket revenues) – Expanding pre-tax margins – Best in class fleet mix and mainline partner diversity • Growing our large regional jet fleet • Added 13 E175 through the first 7 months of 2014 • We will add the final 15 E175s over the next 7 months • World’s largest operator of Embraer aircraft • Reduced exposure to the 50 seat aircraft • Simplifying our business model

Our 2014 Corporate Objectives 6 Be the industry‐leading provider of safe, clean, reliable and cost‐efficient air service Renew focus on our  guiding principles • Improve employee  satisfaction and  engagement • Retain our best and  brightest talent • Recruit the best talent • Resolve our open labor  contract with our pilots Refocus our brand • Enhance operational  reliability and product  quality • Provide a seamless  customer service  experience for our mainline  partners Mitigate parked aircraft  costs • Sell / sublease surplus E145  aircraft and related assets • Transfer our human capital  from small to large regional  jet opportunities Enhance our 5‐year  strategic plan • Develop and execute new,  strategic initiatives  (streamlining and  simplification strategy) • Increase shareholder  returns Mitigate long‐term  maintenance costs  • Manage our Ejet engine  overhaul and engine LLP  replacement program • Negotiate new, long‐term  agreements with our  strategic suppliers Make our people our  priority

Gaining Earnings Momentum 7 First Half 2014 Highlights • Placed 12 E175 aircraft into revenue service for American • Removed 12 E145 aircraft from revenue service with United • Removed 11 of 15 E140 aircraft from revenue service with American (final four aircraft were removed in August 2014) • Announced $75M share repurchase authorization • Settled a $22.3M convertible note pursuant to the authorization Margins stabilizing at high single digits Operating Performance 1Q14 2Q14 On‐time Departures D0 59.4 66.8 On‐time Arrivals A14 74.2 75.4 Controllable Completion Factor CCF 99.0 99.4 Completion Factor CF 89.2 96.4 $33.3 $22.8 $29.6 $26.6 $27.0 $19.3 2Q13 8.5% 3Q13 4Q13 7.9% 2Q141Q14 6.8% 9.7% 5.9% 8.0% 1Q13 Pre-tax income Pre-tax margin %

Expect Solid 2014 Financial Performance 8 Stable, predictable earnings growth and margin expansion throughout 2014 First Half 2014 Actuals 3rd Qtr 2014 Estimate Full Year 2014 Estimate Full Year 2013 Actuals Operating revenues ($M) $680.5 $340 ‐ $350 $1,350 ‐ $1,400 $1,346.5 Pre‐tax income ($M) $56.1 $27.6 (1) $113.4 (1) $102.5(2) Pre‐tax margin % 8.24% 7.5% ‐ 8.5% 8.0% ‐ 8.5% 7.6% Income from Continuing Ops ($M) $34.1 $16.6 (1) $68.0 (1) $60.9 (2) Earnings per share $0.65 $0.30 ‐ $0.35 $1.25 ‐ $1.40 $0.92 Unrestricted cash ($M) $261.7 $250 ‐ $255 ~$200 (3) $276.7 (1) Assuming the midpoint of our published operating revenue and pre‐tax margin % guidance (2) Adjusted for the $21.2M impairment charge (3) Assuming full utilization of the $75 M share repurchase and convertible debt retirement authorization over the 2nd half of  2014

Best in class fleet mix and CPA diversity 9 10 16 8 3 0 4 13 5 9 11 2 1 14 12 15 7 6 15.1 10% 88% 2014(F) M i l l i o n s o f A S M s 2% 12% 69% -2% 15.3 2010 19% 400 450 150 50 0 600 550 500 350 250 200 300 100 800 750 700 650 4% AA/US DL 770 UA/CO T h o u s a n d s o f B l o c k h o u r s Other 2014E 26.6% 43.3% 28.8% 740 UA 19.7% Other 19.9% 2010 DL 16.2% AA 6.1% CO 6.6% 1.3% US 31.4% 2010 vs 2014 ASMs 2010 vs 2014 Block hours 44-50 Seats 69-80 seats 99 Seats 60% reduction in 44‐50 seat flying

Expanding our 70+ seat fleet 10 60 20 31 86 72 41 47 68 14 4747 0 50 100 150 200 67 189 Republic 42 Compass EndeavorSkywest 128 A i r c r a f t PSAGojetEnvoyMesa CRJ900 E175 E170 CRJ700 Q400 70+ seat jet fleets by regional operator (operating under CPA as of 8/31/14) Fleet counts as of 12/31/13

Winding‐down our 50‐seat fleet 11 3341 177 253 35 71 140 247 0 100 200 300 400 500 EnvoySkywest A i r c r a f t Endeavor 500 PSAChautauquaAir Wisconsin TSA E135/140/145 CRJ 200 50 seat jet fleets by regional operator (Operating under CPA as of 8/31/14) Fleet counts as of 12/31/13 Fleet counts as of 12/31/13

Mainline partner scope changes 5/20/2014 12  Trading ~ 550 small jet aircraft in favor of ~ 300 larger aircraft (76 seat)  Why does this make sense?  Taking more connections over fewer hubs means revenues are produced more efficiently  Economies of scale (spreading the fixed cost of the business over more seats) -81 US / AA New ? 150 50 300 259 500 350 193 255 450 181 450 325 -32 -144 US / AA Old 532 339 81 112 UA New 195 102 153 UA Old 594 413 153 28 DL New 125 102 223 DL Old 531 272 102 157 50 seats or less51 - 70 seats71 to 76 seats Expected reduction of ~ 250 regional aircraft

Keep it Simple 13 Current scope restrictions will allow us to consolidate operations with a goal to be down to 2 operating certificates by the end of 2014. Key benefits of fewer certificates:  More organizational productivity  Lower infrastructure and administration burden  Consistency in processes, regulatory compliance, and employee engagement Fewer Operating Certificates Fewer Fleet Types We have a goal of eliminating two fleet types over the next 2 years:  E190 by Q3 2015  E145 by Q2 2016 Benefits of Fewer AC types:  Allocate our human and financial capital where they produce the best returns  Significantly improve labor efficiency for flight crews, technicians and operational support Historically we were the most efficient and most profitable when we had a single fleet and single operating certificate

Fleet Simplification 14 Expanding our 69+ seat fleet and winding down our 50 seat and 99 seat fleet 129 78 41 15 195 200 150 250 100 50 +66 241 5 2014F2010 222 99 seats44-50 seats 69-80 seats A C i n S e r v i c e a t D e c 3 1

RJET’s proven track record 15  Republic celebrated its 40th anniversary this August 2014  Perfect passenger safety record  First regional airline to operate under fixed-fee agreements with multiple Mainline Partners  Smart fleet management to match capability with industry demand (eliminating 50 seaters, in favor of large regional jet aircraft) 2,460 2,167 1,973 2,1942,350 200 277 211175 110 0 500 1,000 1,500 2,000 2,500 0 100 200 300 400 500 Cash, M illions U S D 201320122010 2011 D e b t , M i l l i o n s U S D 2014E DebtUnrestricted Cash Strong track record of delivering consistent results 114103 5142 77 0 2 4 6 8 10 100 1,300 0 1,600 1,500 1,400 2011 1,259 2014E M i l l i o n s U S D 2010 1,375 1,514 Pre-tax M argin % 2013 1,347 2012 1,377 Pre-tax margin %Operating revenues Pre-tax income

Our five‐year plan targets 16  We have a high level of confidence in our ability to extend expiring CPAs for E170 & E175 aircraft  We will repay almost half of our existing aircraft debt by YE 2018  We are focused on managing aging aircraft costs  We desire to resolve our open pilot labor agreement in a fair and timely manner Retire over $1.1B  of debt through  scheduled  principal  repayments Annual  Maintenance  capex of $20‐$30  million Operating  revenues of  $1.4B to $1.6B Pre‐tax margins  ~7.5% EBITDAR ~36% 2014 - 2018: A stable period of earnings and cash flows Focused on building sustainable, profitable growth

Q&A SESSION 17

NON‐GAAP  RECONCILIATIONS 18

Non‐GAAP Reconciliations 19 Reconciliation of non-GAAP to GAAP financial measures: Pre‐tax income (loss) to adjusted pre‐tax income: ($ in millions) 2010 2011 2012 2013 Pre‐tax income from continuing operations 76.8$       (149.1)$    51.1$       81.3$       Adjust: Impairment charges ‐            191.1        ‐            21.2          Adjusted pre‐tax income 76.8$       42.0$        51.1$       102.5$     Adjusted pre‐tax margin % 6.1% 2.8% 3.7% 7.6% Adjusted EBITDAR: ($ in millions) 2010 2011 2012 2013 Pre‐tax income from continuing operations 76.8$       (149.1)$    51.1$       81.3$       Adjust: Impairments ‐            191.1        ‐            21.2          Interest expense 137.9       126.0        117.6       112.2       Depreciation and amortization 161.3       162.9        160.0       150.7       Aircraft and engine rent 128.9       117.0        110.7       122.6       EBITDAR from continuing operations 504.9$     447.9$      439.4$     488.0$     EBITDAR margin % 40.1% 29.6% 31.9% 36.2% Years ended December 31, Years ended December 31,